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                                                                    EXHIBIT 23.2

                       [PricewaterhouseCoopers Letterhead]




                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 15, 2001 except as to Note 2 for which the date is March 15, 2002, relating to the financial statements, which appears in Perceptron, Inc. Annual Report on Form 10-K for the year ended June 30, 2002.


PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Detroit, Michigan
March 24, 2003